DEFINED ASSET FUNDSSM
--------------------------------------------------------------------------------

EQUITY INVESTOR FUND          The objective of this Defined Fund is total return
CONCEPT SERIES                through a combination of high current income and
REAL ESTATE                   capital appreciation by investing for
INCOME FUND--2                approximately four years in a diversified
(A UNIT INVESTMENT            portfolio of publicly traded equity real estate
TRUST)                        investment trusts ('REITs').
------------------------------The REITs included in the Portfolio were selected
-- PROFESSIONAL SELECTION     for their current dividend yields and potential
-- MONTHLY INCOME             for capital appreciation and increasing dividends.
-- DIVERSIFICATION            The value of units will fluctuate with the value
-- REINVESTMENT OPTION        of the REITs in the Portfolio and there is no
                              assurance that dividends will be paid or that the REITs, and therefore the units, will appreciate in value.
                              Minimum purchase in individual transactions: $250.



                               -------------------------------------------------
                               THESE SECURITIES HAVE NOT BEEN APPROVED OR
                               DISAPPROVED BY THE SECURITIES AND EXCHANGE
                               COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
SPONSORS:                      HAS THE COMMISSION OR ANY STATE SECURITIES
Merrill Lynch,                 COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
Pierce, Fenner & Smith         OF THIS DOCUMENT. ANY REPRESENTATION TO THE
Incorporated                   CONTRARY IS A CRIMINAL OFFENSE.
Smith Barney Inc.              Inquiries should be directed to the Trustee at
PaineWebber Incorporated       1-800-221-7771.
Prudential Securities          Prospectus dated September 30, 1997.
Incorporated                   INVESTORS SHOULD READ THIS PROSPECTUS CAREFULLY
Dean Witter Reynolds Inc.      AND RETAIN IT FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------

Def ined Asset FundsSM
Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $115 billion sponsored in the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. The portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.

Defined Asset Funds offer several defined 'distinctives'. You know in advance what you are investing in and that changes in the portfolio are limited - a defined portfolio. Most defined bond funds pay interest monthly - defined income. The portfolio offers a convenient and simple way to invest - simplicity defined.

Your financial professional can help you select a Defined Asset Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. The Defined Asset Funds family offers:

o Municipal bond portfolios
o Corporate bond portfolios
o Government bond portfolios
o Equity portfolios
o International bond and equity portfolios

The terms of Defined Funds are as short as one year or as long as 30 years. Special defined bond funds are available including: insured funds, double and triple tax-free funds and funds with 'laddered maturities' to help protect against changing interest rates. Defined Asset Funds are offered by prospectus only.

----------------------------------------------------------------
Defining Your Portfolio
----------------------------------------------------------------

The Portfolio contains 39 equity REITs selected by the Sponsors with research provided by a professional REIT Consultant, Cohen & Steers Capital Management, Inc. In the opinion of the Sponsors on the initial date of deposit (June 25, 1996) these REITs had attractive dividend yields and the potential for capital appreciation and increasing dividends. Investing in the Portfolio, rather than in only one or two of the underlying REITs, is a way to diversify your investment, even though 100% of the Portfolio is invested in a single industry.

TYPES OF REITS

The portfolio contains REITs in the following real estate sectors:


                                               APPROXIMATE
                                          PORTFOLIO PERCENTAGE
/ / Regional Mall                                  13%
/ / Apartment                                      25%
/ / Office                                         21%
/ / Shopping Center                                23%
/ / Industrial                                     6%
/ / Healthcare                                     6%
/ / Diversified                                    5%
/ / Hotels/Motels                                  1%


----------------------------------------------------------------
Defining Your Investment
----------------------------------------------------------------

PUBLIC OFFERING PRICE PER 1,000 UNITS                 $1,191.18

The Public Offering Price as of May 31, 1997, the evaluation date, is based on the aggregate value of the underlying securities ($117,351,531) and any cash held to purchase securities, divided by the number of units outstanding (101,303,066) times 1,000, plus a maximum initial sales charge. The Public Offering Price on any subsequent date will vary. The underlying securities are valued by the Trustee on the basis of their closing sale prices at 4:00 p.m. Eastern time on every business day.

SALES CHARGE

The total sales charge for this investment combines an initial up-front sales charge and a deferred sales charge that will be deducted from the net asset value of the Portfolio quarterly on the 10th of August, November, February and May of each year.

MONTHLY INCOME DISTRIBUTIONS

The Fund pays monthly income. Monthly distributions of dividends are payable on the 25th of the month to holders of record on the 10th day of the month. In order to meet certain tax requirements, a special distribution of income including capital gains, may be declared for holders of record as of a date in December, which special distribution will generally be paid after the end of the year.

LOW MINIMUM INVESTMENT

You can get started with a minimum purchase of $250.

REINVESTMENT OPTION

You can elect to automatically reinvest your distributions into additional units of the Portfolio subject only to remaining deferred sales charges. Reinvesting helps to compound your income for a greater total return.

TAXES

Distributions which are taxable as ordinary income to Holders will constitute dividends for Federal income tax purposes but will not be eligible for the dividends-received deduction for certain corporations. Under the recently enacted Taxpayer Relief Act of 1997, investors who are individuals and have held their units for more than 18 months may be entitled to a 20% maximum federal tax rate for gains from the sale of these units. It is not clear at the time of printing this prospectus whether or how the new 20% maximum federal long-term capital gain rate will apply to distributions from the Portfolio. Foreign investors should be aware that distributions will generally be subject to information reporting and 30% withholding tax (or lower applicable treaty rate). Foreign investors should not be subject to withholding tax under the Foreign Investors in Real Property Act ('FIRPTA') with respect to gain from the sale or redemption of units. (See Taxes in Part B.)

TAX BASIS REPORTING

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge. In addition, the annual statement and the relevant tax reporting forms you receive at year-end will be based on the amount paid to you (not including the deferred sales charge). Accordingly, you should not increase your basis in your units by the deferred sales charge.

LIQUIDATION PERIOD

Beginning on June 26, 2000 until no later than August 18, 2000 (see Life of the Fund; Fund Termination in Part B).

MANDATORY TERMINATION DATE

The Portfolio will terminate by August 18, 2000. The final distribution will be made within a reasonable time afterward. The Portfolio may be terminated earlier if its value is less than 40% of the value of the securities when deposited.
----------------------------------------------------------------
Defining Your Risks
----------------------------------------------------------------

The Portfolio is considered to be 'concentrated' in the real estate industry and is subject to certain risks associated with ownership of real estate generally and the value of REITs in particular (see Risk Factors in Part B).

Unit price fluctuates with the value of the Portfolio, and the value of the Portfolio will be affected by changes in the financial condition of the issuers, changes in the real estate industry, general economic conditions, movements in stock prices generally, the impact of the Sponsors' purchase and sale of the securities (especially during the primary offering period of units) and other factors. Further distributions of income on the underlying securities will generally depend upon the declaration of dividends by the issuers, and there can be no assurance that the issuers of securities will pay dividends or that the current level of dividends can be maintained. Therefore, there is no guarantee that the objective of the Portfolio will be achieved. Certain of the REITs may be relatively illiquid and some of the issuers may be thinly capitalized or have a limited operating history and as a result may be especially susceptible to stock market and real estate fluctuations.

Unlike a mutual fund, the Portfolio is not actively managed and the Sponsors receive no management fee. Therefore, the adverse financial condition of an issuer or any market movement in the price of a security will not necessarily require the sale of securities from the Portfolio or mean that the Sponsors will not continue to purchase the Security in order to create additional Units. Although the Portfolio is regularly reviewed and evaluated and Sponsors may instruct the Trustee to sell securities under certain limited circumstances, Securities will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation.
----------------------------------------------------------------
Defining Your Costs
----------------------------------------------------------------

SALES CHARGES

First-time investors pay a 2.75% sales charge when they buy. For example, on a $1,000 investment, $972.50 is invested in the Portfolio. In addition, a deferred sales charge of $1.625 per 1,000 units will be deducted from the Portfolio's net asset value each quarter ($19.50 total). This deferred method of payment keeps more of your money invested over a longer period of time.

Although the Fund is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay.


                                           As a %
                                        of Public         Amount per
                                    Offering Price       1,000 Units
                                    -----------------  --------------
Maximum Initial Sales Charge                 2.75%      $      32.76
Maximum Deferred Sales Charge                1.64%             19.50
                                    -----------------  --------------
                                             4.39%      $      52.26
                                    -----------------  --------------
                                    -----------------  --------------
Maximum Sales Charge Imposed on
  Reinvested Dividends                       1.64%      $      19.50


ESTIMATED ANNUAL FUND OPERATING EXPENSES


                                                     Amount per
                                                    1,000 Units
                                                   --------------
Trustee's Fee                                        $     0.81
Portfolio Supervision, Bookkeeping and
  Administrative Fees                                $     0.45
REIT Consultant's Fee                                $     1.50
Organizational Expenses                              $     0.59
Other Operating Expenses                             $     0.39
                                                   --------------
TOTAL                                                $     3.74

The total annual fees are greater for this Fund than for other equity funds of the Sponsors because most other funds do not pay consultants for ongoing research.
The Sponsors believe that the research arrangement with the REIT Consultant (which is not affiliated with any of the Sponsors) is desirable in the present circumstances due to the complexity of the REIT industry and the REIT Consultant's expertise in providing equity research on individual REITs and the REIT industry in general.

COSTS OVER TIME

You would pay the following cumulative expenses on a $1,000 investment, assuming 5% annual return on the investment throughout the indicated periods and redemption at the end of the period:


 1 Year     2 Years    3 Years
   $38        $48        $58


The example assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations applicable to mutual funds. For purposes of the example, the deferred sales charge imposed on reinvestment of dividends is not reflected until the year following payment of the dividend; the cumulative expenses would be higher if sales charges on reinvested dividends were reflected in the year of reinvestment.

The example should not be considered a representation of past or future expenses or annual rates of return; the actual expenses and annual rates of return may be more or less than the example.

REDEEMING OR SELLING YOUR INVESTMENT

You may sell or redeem your units at any time prior to the termination of the Portfolio. Your price will be based on the then current net asset value. The redemption and secondary market repurchase price as of the evaluation date was $1,158.42 per 1,000 units. ($32.76 per 1,000 units less than the Public Offering Price).

If you redeem or sell your units before the termination of the Portfolio, no further deferred sales charges will be deducted.

REDEMPTION IN KIND

You may request redemption in kind from the Trustee if you will be entitled to receive at least 100 shares of each security in the Portfolio as part of your distribution (see How To Sell--Trustee's Redemption of Units in Part B).

EQUITY INVESTOR FUND - CONCEPT SERIES,
REAL ESTATE INCOME FUND - 2,
DEFINED ASSET FUNDS

REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsors, Trustee and Holders
  of Equity Investor Fund - Concept Series,
  Real Estate Income Fund - 2, Defined Asset Funds:

We have audited the accompanying statement of condition of Equity Investor Fund - Concept Series, Real Estate Income Fund - 2, Defined Asset Funds including the portfolio, as of May 31, 1997 and the related statements of operations and of changes in net assets for the period June 26, 1996 to May 31, 1997. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at May 31, 1997, as shown in such portfolio, were confirmed to us by The Bank of New York, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Equity Investor Fund - Concept Series, Real Estate Income Fund - 2, Defined Asset Funds at May 31, 1997 and the results of its operations and changes in its net assets for the above-stated period in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

New York, N.Y.
September 18, 1997

EQUITY INVESTOR FUND - CONCEPT SERIES,
REAL ESTATE INCOME FUND - 2,
DEFINED ASSET FUNDS

STATEMENT OF CONDITION
AS OF MAY 31, 1997

TRUST PROPERTY:
  Investment in marketable securities - at value
    (cost $109,247,669) (Note 1).................                $117,351,531
  Dividends receivable...........................                     264,544
  Cash...........................................                     474,253
  Deferred organization cost.....................                     183,230
  Receivable for units created..................                    1,788,475
								______________

            Total trust property.................                 120,062,033


LESS LIABILITIES:
  Distributions payable.......................... $    554,380
  Payable for securities purchased...............    1,431,976
  Accrued Expenses...............................       38,110
  Other liabilities..............................      183,230     2,207,696
						    ____________ _____________

NET ASSETS, REPRESENTED BY:
 101,303,066 units of fractional undivided
    interest outstanding (Note 3)................  117,644,781
  Undistributed net investment income............      209,556
						    ____________
                                                                 $117,854,337
								 =============

UNIT VALUE ($117,854,337/101,303,066 units)......                    $1.16338
								 =============


			   See Notes to Financial Statements.

EQUITY INVESTOR FUND - CONCEPT SERIES,
REAL ESTATE INCOME FUND - 2,
DEFINED ASSET FUNDS


STATEMENT OF OPERATIONS

						       June 26,
							  1996
							    to
							May 31,
                                                          1997
						     _____________
INVESTMENT INCOME:
   Dividend income.................................  $ 3,505,522
   Trustee's fees and expenses.....................      (60,787)
   Sponsors' fees .................................      (29,639)
						    ______________

   Net investment income...........................    3,415,096


 NET UNREALIZED APPRECIATION
     OF INVESTMENTS................................    8,103,862
						    ______________


 NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS.................................  $11,518,958
						    ==============


			      See Notes to Financial Statements.

EQUITY INVESTOR FUND - CONCEPT SERIES,
REAL ESTATE INCOME FUND - 2,
DEFINED ASSET FUNDS

STATEMENT OF CHANGES IN NET ASSETS

						       June 26,
							  1996
							    to
							May 31,
                                                          1997
						     _____________
 OPERATIONS:
   Net investment income........................... $  3,415,096
   Unrealized appreciation of investments..........    8,103,862
						    ______________

   Net increase in net assets resulting
      from operations..............................   11,518,958
						    ______________

 INCOME DISTRIBUTIONS TO HOLDERS (Note 2)..........   (3,571,325)
						    ______________

CAPITAL SHARE TRANSACTIONS:
   Issuance of 101,001,987 units...................  110,127,680
   Consulting fees.................................     (103,898)
   Deferred sales charge...........................     (353,383)
   Organization expense............................      (55,845)
						    ______________
   Net capital share transactions..................  109,614,554


   NET INCREASE IN NET ASSETS......................  117,562,187

 NET ASSETS AT BEGINNING OF PERIOD.................      292,150
						    ______________

 NET ASSETS AT END OF PERIOD....................... $117,854,337
						    ==============

 PER UNIT:
   Income distributions during period..............      $.06169
						    ==============

   Net asset value at end of period................     $1.16338
						    ==============

 TRUST UNITS OUTSTANDING AT END OF PERIOD..........  101,303,066
						    ==============

				     See Notes to Financial Statements.

 EQUITY INVESTOR FUND - CONCEPT SERIES,
 REAL ESTATE INCOME FUND - 2,
 DEFINED ASSET FUNDS


 NOTES TO FINANCIAL STATEMENTS

  1. SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     (a) Securities are stated at market value; for securities listed on a national securities exchange, value is based on the closing sale price on such exchange and for securities not so listed, value is based on the over-the-counter market. See "How to Sell Units - Trustee's Redemption of Units" in this Prospectus, Part B. Gains and losses on sales of securities are determined using the first-in, first-out cost method.

     (b) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

     (c) Dividend income is recorded as earned on the ex-dividend date.

  2. DISTRIBUTIONS

     A distribution of net investment income is made to Holders each month. Receipts other than dividends, after deductions for redemptions and applicable expenses, are distributed as explained in "Income, Distributions and Reinvestment - Distributions" in this Prospectus, Part B.

  3. NET CAPITAL


     Cost of 101,303,066 units at Date of Deposit.............. $110,062,306
     Less sales charge.........................................      465,542
							      _______________
     Net amount applicable to Holders..........................  109,596,764
     Net unrealized appreciation of investments................    8,103,862
     Organizational costs......................................      (55,845)

							      _______________

     Net capital applicable to Holders......................... $117,644,781

							      ===============
  4. INCOME TAXES

     As of May 31, 1997, net unrealized appreciation of investments, based on cost for Federal income tax purposes, aggregated $8,103,862 of which $8,139,020 related to appreciated securities and $325,068 related to depreciated securities. The cost of investment securities for Federal income tax purposes was $109,247,669 at May 31, 1997.

EQUITY INVESTOR FUND
CONCEPT SERIES
REAL ESTATE INCOME FUND - 2
DEFINED ASSET FUNDS

PORTFOLIO
AS OF MAY 31, 1997

                                                          Current Annual
							  or Indicated
                Portfolio No. and Title of      Number of Dividend Per
                     Securities                 Shares    Share(2)            Cost           Market Value(1)
                     ----------                 ------    --------            ----           ---------------
 1              Avalon Properties                 131,200   $1.5200       $  3,340,829         $  3,608,000
 2              Beacon Properties                 131,200    1.8500          4,107,649            4,067,200
 3              Cali Realty Corp                   98,400    1.8000          2,785,520            2,915,100
 4              Camden Property Trust              98,400    1.9600          2,625,070            2,890,500
 5              Carramerica Realty Corp.           98,400    1.7500          2,631,533            2,792,100
 6              CBL & Associates Properties       164,000    1.7700          3,955,525            3,895,000
 7              Centerpoint Properties Corp.       65,600    1.6800          1,893,530            1,968,000
 8              Charles E. Smith Residential       65,600    2.0200          1,711,018            1,795,800
 9              Chateau Communities                65,751    1.7200          1,686,020            1,725,964
10              Chelsea GCA Realty Inc.            65,600    2.5200          2,133,905            2,386,200
11              Colonial Properties Trust          98,400    2.0800          2,697,200            2,878,200
12              Columbus Realty Trust              65,600    1.5800          1,379,793            1,443,200
13              Cousins Properties Inc.           196,800    1.2400          4,781,068            5,264,400
14              Crescent Real Estate Equities     196,800    1.2200          4,596,228            5,362,800
15              Developers Divers Realty Corp      98,400    2.5200          3,393,383            3,665,400
16              Duke Realty Investments Inc        65,600    2.0400          2,342,430            2,501,000
17              Federal Realty Invs. Trust        131,200    1.6800          3,347,623            3,427,600
18              General Growth Properties          98,400    1.8000          2,798,408            3,173,400
19              Health Care Properties Invest Inc  98,400    2.4400          3,389,333            3,321,000
20              Homestead Common                    8,219                       81,400              141,778
21              Irvine Apartment Communities       98,400    1.4600          2,419,807            2,767,500

EQUITY INVESTOR FUND
CONCEPT SERIES
REAL ESTATE INCOME FUND - 2
DEFINED ASSET FUNDS

PORTFOLIO
AS OF MAY 31, 1997

                                                         Current Annual
                                                         or Indicated
                Portfolio No. and Title of     Number of Dividend Per
                       Securities              Shares    Share(2)            Cost          Market Value(1)
                       ----------              ------    --------            ----          ---------------
22              JP Realty Corp                 164,000   $1.7400       $  3,966,750         $  4,243,500
23              Kimco Realty Corp.              98,400    1.7200          3,029,618            3,099,600
24              Macerich Company               164,000    1.7600          4,014,375            4,428,000
25              Mills Corp                      98,400    1.8600          2,188,458            2,496,900
26              Nationwide Health Properties   164,000    1.5600          3,666,563            3,526,000
27              Post Properties Inc             98,400    2.3800          3,771,520            3,911,400
28              Reckson Assoc Realty Corp      131,200    1.2000          2,590,795            2,952,000
29              Security Cap Industrial        131,200    1.0700          2,563,110            2,640,400
30              Security Capital Pacific Trust  65,600    1.3000          1,451,920            1,459,600
31              Simon DeBartolo Group Inc      164,000    2.0200          4,545,775            4,961,000
32              Spieker Properties Inc         131,200    1.8800          4,243,210            4,838,000
33              Sun Communities Inc             65,600    1.8800          2,081,105            2,140,200
34              United Dominion Realty Trust   164,000    1.0100          2,433,338            2,419,000
35              Urban Shopping Centers          98,400    2.0300          2,687,757            2,853,600
36              Vornado Realty Trust            65,600    2.5600          3,247,380            4,493,600
37              Weeks Corp                      65,600    1.7200          1,999,768            2,066,400
38              Weingarten Realty Invst         65,600    2.5600          2,668,955            2,812,600
39              Homestead Warrants               2,411                                            19,589
					  _____________              _______________      _______________
                Total                        4,077,981                 $109,247,669         $117,351,531
					 ==============              ===============      ===============
(1) See Notes to Financial Statements.
(2) Based on the latest quarterly or
    Semiannual declaration

					D - 7

                         AUTHORIZATION FOR REINVESTMENT
                   DEFINED ASSET FUNDS--EQUITY INVESTOR FUND
                   CONCEPT SERIES, REAL ESTATE INCOME FUND--2

/ / Yes, I want to participate in the Fund's Reinvestment Plan and purchase additional Units of the Fund each month.
     I hereby acknowledge receipt of the Prospectus for Defined Asset Funds--Equity Investor Fund, Concept Series, Real Estate Income Fund--2 and authorize The Bank of New York to pay distributions on my Units as indicated below (distributions to be reinvested will be paid for my account to The Bank of New York).
 Income and principal distributions (including capital gains) (check one):  / /
                            in cash   / / reinvested
Please print or type


Name                                Registered Holder
Address
                                    Registered Holder
                               (Two signatures required if
                                      joint tenancy)
City  State  Zip Code


     This page is a self-mailer. Please complete the information above, cut along the dotted line, fold along the lines on the reverse side, tape, and mail with the Trustee's address displayed on the outside.

12345678

BUSINESS REPLY MAIL                                            NO POSTAGE
FIRST CLASS PERMIT NO. 1313 NEW YORK, N.Y.                      NECESSARY
                                                                IF MAILED
POSTAGE WILL BE PAID BY ADDRESSEE                                IN THE
          DEFINED ASSET FUNDS--EQUITY INVESTOR FUND           UNITED STATES
          CONCEPT SERIES--REAL ESTATE INCOME FUND--2
          THE BANK OF NEW YORK
          UNIT INVESTMENT TRUST DEPARTMENT
          P.O. BOX 974
          WALL STREET STATION
          NEW YORK, N.Y. 10268-0974


--------------------------------------------------------------------------------
                            (Fold along this line.)

--------------------------------------------------------------------------------
                            (Fold along this line.)

                             DEFINED ASSET FUNDSSM
                               PROSPECTUS--PART B
                      EQUITY INVESTOR FUND CONCEPT SERIES
                            REAL ESTATE INCOME FUND

             FURTHER INFORMATION REGARDING THE FUND MAY BE OBTAINED
     WITHIN FIVE DAYS OF WRITING OR CALLING THE TRUSTEE AT THE ADDRESS AND
        TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THIS PROSPECTUS.

                                     INDEX


                                                              PAGE
                                                           ---------
     FUND DESCRIPTION.................................          1
     RISK FACTORS.....................................          2
     HOW TO BUY UNITS.................................          4
     HOW TO SELL UNITS................................          6
     INCOME, DISTRIBUTIONS AND REINVESTMENT...........          7
     FUND EXPENSES....................................          7
     TAXES............................................          8
     RECORDS AND REPORTS..............................         10
     TRUST INDENTURE..................................         10
     MISCELLANEOUS....................................         11
     EXCHANGE OPTION..................................         12
     SUPPLEMENTAL INFORMATION.........................         13


FUND DESCRIPTION

PORTFOLIO SELECTION

     All of the REITs in the Portfolio were chosen from a list of recommended REITs provided to the Sponsors by the REIT Consultant, Cohen & Steers. The REIT Consultant considered the following factors, among others, when recommending the REITs to the Sponsors: (i) the risk-adjusted potential returns of the REIT, (ii) whether the management is highly focused and free from conflicts, (iii) performance under various economic conditions, (iv) the appreciation potential of the property owned, (v) the financial strength and flexibility of the REIT,
(vi) whether the REIT has access to capital markets and (vii) the cash flow quality and growth potential of the REIT. The Sponsors considered the following factors, among others, when selecting the REITs from the recommended list: (i) liquidity, (ii) yield and (iii) diversification of the Portfolio by REIT type (e.g. industrial, commercial, healthcare, apartments or retail) and geographic location to provide both regional expertise and national exposure.

     The REIT Consultant, Cohen & Steers, is based in New York City. Cohen & Steers is a registered investment adviser, organized in 1986, managing $5.3 billion in assets at August 31, 1997, invested almost exclusively in publicly traded real estate securities. It has extensive investment experience, substantial research capabilities and strong trading relationships in the real estate industry. Clients include corporate and public pension plans, endowment funds and investment companies.

     In addition to providing the initial list of recommended REITs to the Sponsors, the REIT Consultant will periodically provide the Sponsors with research on individual REITs and the REIT market in general to assist the Sponsors in supervising the Portfolio (see Portflio Supervision below).

     The Fund may be an appropriate medium for investors who desire to participate in a portfolio of REITs with greater variety than they might be able to acquire individually. While REIT prices have had a low correlation with price movements in common stocks generally (and therefore can help to diversify an investment portfolio), because of substantial past price fluctuations in REITs, an investment in the Fund should not be considered a complete investment program.

     The deposit of the Securities in the Portfolio on the initial date of deposit established a proportionate relationship among the number of shares of each Security. Following the initial date of deposit the Sponsors may deposit additional Securities in order to create new Units, maintaining to the extent possible that original proportionate relationship. The ability to acquire each Security at the same time will generally depend upon the Security's availability and any restrictions on the purchase of that Security under the federal securities laws or otherwise.

     Additional Units may also be created by the deposit of cash (including a letter of credit) with instructions to purchase additional Securities. This practice could cause both existing and new investors to experience a dilution of their investments and a reduction in their anticipated income because of price fluctuations in the Securities between the time of the cash deposit and the actual purchase of the additional Securities and because the associated brokerage fees will be an expense of the Fund. To minimize these effects, the Fund will try to purchase Securities as close to the Evaluation Time or at prices as close to the evaluated prices as possible.

     Because each Defined Asset Fund is a preselected portfolio, you know the securities before you invest. Of course, the Portfolio will change somewhat over time, as Securities are purchased upon creation of additional Units, as securities are sold to meet Unit redemptions or in other limited circumstances.

PORTFOLIO SUPERVISION

     The Fund follows a buy and hold investment strategy in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. Although the Portfolio is not actively managed, it is regularly reviewed and evaluated and Securities can be sold in case of certain adverse developments concerning a Security including the adverse financial condition of the issuer, the institution of legal proceedings against the issuer, a decline in the price or the occurrence of other market or credit factors (including a public tender offer or a merger) that might otherwise make retention of the Security detrimental to the interest of investors or if the disposition of these Securities is necessary in order to enable the Fund to make distributions of the Fund's capital gain net income or desirable in order to maintain the qualification of the Fund as a regulated investment company under the Internal Revenue Code. Securities can also be sold to meet redemption of Units. The Sponsors are also authorized to direct the reinvestment of the proceeds of the sale of Securities, as well as moneys held to cover the purchase of Securities pursuant to contracts which have failed, in additional Securities.

RISK FACTORS

     An investment in the Fund entails certain risks, including the risk that the value of your investment will decline if the financial condition of the issuers of the Securities becomes impaired or if the general condition of the stock market worsens and the risk that holders of common stocks have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of capital provided by debt securities. Common stocks in general may be especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The Sponsors cannot predict the direction or scope of any of these factors.

     The Portfolio is concentrated in real estate investment trusts. Concentration may involve additional risk because of the decreased diversification of economic, financial and market risks. Set forth below is a brief description of certain risks associated with the Securities. Additional information is contained in the Information Supplement which is available from the Trustee at no charge to the investor.

REAL ESTATE INVESTMENT TRUSTS

     Real estate is a traditional investment. REITs are financial vehicles that have as their objective the pooling of capital from a number of investors in order to participate directly in real estate ownership or financing and offer a convenient and cost effective way to diversify your portfolio with real estate investments. They generally have interests in income-producing real estate. Equity REITs such as those in the Portfolio emphasize direct property investment, holding their invested assets primarily in the ownership of real estate or other equity interests. The objective of an equity REIT is to purchase income-producing real estate properties in order to generate high levels of cash flow from rental income and a gradual asset appreciation, and they typically invest in properties such as office, retail, industrial, hotel and apartment buildings and health care facilities. The REITs in the Portfolio are not highly leveraged and generate most of their income from rents on established properties. Their properties are geographically diversified around the country. While past experience is no guarantee of the future, REITs historically have distributed high levels of income through various economic and market cycles. REITs have grown significantly in recent years and have been a stablizing force in the U.S. real estate market. The Sponsors believe selected REITs offer an attractive opportunity over the next four years. Current returns and the valuation of REITs in today's market may make this a good time to invest.

     Many factors can have an adverse impact on the performance of a particular REIT, its cash available for distribution, the credit quality of a particular REIT or the real estate industry generally. Risks associated with the direct ownership of real estate include, among other factors, general and local economic conditions, decline in real estate values, the financial health of tenants, overbuilding and increased competition for tenants, oversupply of properties for sale, changing demographics, changes in interest rates, changes in government regulations, faulty construction, changes in neighborhood values, and the unavailability of construction financing or mortgage loans at rates acceptable to developers. Variations in rental income and space availability and vacancy rates in terms of supply and demand are additional factors affecting real estate generally and REITs in particular. Investors should also be aware that REITs may not be diversified and are subject to the risks of financing projects. REITs are also subject to defaults by borrowers, self-liquidation and the market's perception of the REIT industry generally.

     Certain REITs in the Fund are structured as UPREITs. This form of REIT owns an interest in a partnership that owns real estate, which can result in a potential conflict of interest between shareholders who may want to sell an asset and partnership interest holders who would be subject to tax liability if the REIT sells the property. In some cases, REITs have entered into 'no sell' agreements, which are designed to avoid a taxable event to the holders of partnership units by preventing the REIT from selling the property. This arrangement could mean that the REIT would refuse a lucrative offer for an asset or be forced to hold on to a poor asset. Since 'no sell' agreements are often undisclosed, the Sponsors are unable to state whether any of the REITs in the Fund have entered into this kind of arrangement.

     REIT Taxation. Each of the REITs in which the Fund invests will generally state its intention to operate in such manner as to qualify for taxation as a 'real estate investment trust' under Section 850-860 of the Internal Revenue Code, although, of course, no assurance can be given that each REIT will at all times so qualify. So long as an issuer qualifies as a REIT, it will, in general, be subject to Federal income tax only on income that is not distributed to stockholders. In order to qualify as a REIT for any taxable year, a REIT must, among other things, hold at least 75% of its local assets in real estate, cash items and government securities; derive at least 75% of its gross income from rents and interest on mortgages; and distribute to its stockholders an amount at least equal to the sum of 95% of its taxable income. Failure to qualify for taxation as a REIT in any taxable year will subject an issuer to tax on its taxable income at regular corporate rates. Distributions to stockholders in any year in which an issuer fails to qualify as a REIT will not be deductible by the issuer. Unless entitled to relief under specific statutory provisions, the issuer would not qualify for taxation as a REIT for the next four taxable years after failing to qualify in any year. Each REIT may also be subject to state, local or other taxation in various state, local or other jurisdictions.

LIQUIDITY

     Whether or not the Securities are listed on a national securities exchange, the principal trading market for the Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Securities may depend on whether dealers will make a market in the Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained or of the liquidity of the Securities in any markets made. In addition, the Fund may be restricted under the Investment Company Act of

1940 from selling Securities to the Sponsors. The price at which the Securities may be sold to meet redemptions and the value of the Fund will be adversely affected if trading markets for the Securities are limited or absent.

LITIGATION AND LEGISLATION

     The Sponsors do not know of any pending litigation as of the initial date of deposit that might reasonably be expected to have a material adverse effect on the Fund, although pending litigation may have a material adverse effect on the value of Securities in the Fund. In addition, at any time after the initial date of deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, affecting the Securities in the Portfolio or the issuers of the Securities. Changing approaches to regulation may have a negative impact on certain companies represented in the Portfolio. There can be no assurance that future litigation, legislation, regulation or deregulation will not have a material adverse effect on the Portfolio or will not impair the ability of the issuers of the Securities to achieve their business goals.

LIFE OF THE FUND; FUND TERMINATION

     The size and composition of the Portfolio will be affected by the level of redemptions of Units that may occur from time to time. Principally, this will depend upon the number of investors seeking to sell or redeem their Units. The Portfolio will be terminated no later than the mandatory termination date specified in Part A of the Prospectus. It will terminate earlier upon the disposition of the last Security or upon the consent of investors holding 51% of the Units. The Portfolio may also be terminated earlier by the Sponsors once its total assets have fallen below the minimum value specified in Part A of the Prospectus. A decision by the Sponsors to terminate the Portfolio early will be based on factors such as the size of the Portfolio relative to its original size, the ratio of Portfolio expenses to income, and the cost of maintaining a current prospectus.

     Notice of impending termination will be provided to investors and thereafter units will no longer be redeemable. On the date specified under Liquidation Period in Part A, the Trustee may begin to sell all of the underlying Securities in connection with the termination of the Fund. The Agent for the Sponsors has agreed to perform these sales for the Trustee. The sale proceeds will be net of any incidental expenses involved in the sales. At this time the Sponsors may offer to investors the option of having their Units redeemed in kind and the distributed Securities sold by the Distribution Agent; the proceeds could then be invested in units of a new Series of the Fund, if one is being offered, at a reduced sales charge. The Sponsors are under no obligation to create a new Series of the Fund, however, or to offer this kind of redemption and reinvestment option.

     Securities will be sold as quickly as possible during the Liquidation Period without, in the judgment of the Agent for the Sponsors, materially adversely affecting the market price of the Securities, but it is expected that all of the Securities will in any event be disposed of by the end of the Liquidation Period. It is not expected that the period will be longer than one month, and it could be as short as one day, depending on the liquidity of the Securities being sold. The liquidity of any Security depends on the daily trading volume of the Security and the amount available for sale on any particular day.

     It is expected (but not required) that the following guidelines will generally be followed in selling the Securities: highly liquid Securities will generally be sold on the first day of the Liquidation Period; for less liquid Securities, on each of the first two days of the Liquidation Period; any amount of any underlying Securities will generally be sold at a price no less than one point under the last closing sale price of those Securities. Thereafter, the price limit will increase to one point under the last closing sale price. After four days, it is currently intended that at least a fraction of the remaining underlying Securities will be sold, the numerator of which is one and the denominator of which is the total number of days remaining (including that day) in the Liquidation Period without any price restrictions. Of course, no assurance can be given that the market value of the Securities will not be adversely affected during the Liquidation Period.

HOW TO BUY UNITS

     Units are available from any of the Sponsors, Underwriters and other broker-dealers at the Public Offering Price. The Public Offering Price varies each Business Day with changes in the value of the Portfolio and other assets and liabilities of the Fund.

PUBLIC OFFERING PRICE

     Units are charged a combination of Initial and Deferred Sales Charges equal, in the aggregate, to a maximum charge of 3.95% of the Public Offering Price, or 4.057% of the net asset value of the Fund over its expected four-year life. The initial portion of the sales charge is equal to 2.75% of the Public Offering Price (2.828%) of the net amount invested in the Securities) and the deferred portion of the sales charge is $1.625 per 1,000 Units ($6.50 per year) payable by the Fund on behalf of the investors out of net asset value of the Fund on each quarterly deferred charge payment date until the Fund terminates. If an investor sells or redeems Units before a deferred charge payment date, all future deductions of deferred sales charges with respect to such investor will be waived; this will have the effect of reducing the rate of sales charge as to that investor.

     The initial portion of the sales charge is reduced on a graduated scale for sales to any purchaser of at least $250,000 of Units and will be applied on whichever basis is more favorable to the purchaser. To qualify for the reduced initial sales charge and concession applicable to quantity purchasers, the dealer must confirm that the sale is to a single purchaser as defined below or is purchased for its own account and not for distribution. The initial portion of the sales charge will be reduced as follows:


                                                                 SALES CHARGE
                                                  (GROSS UNDERWRITING PROFIT)
                                               ------------------------------------
                                                 AS PERCENT OF        AS PERCENT OF           MAXIMUM        DEALER CONCESSION
                                               PUBLIC OFFERING         NET AMOUNT    DOLLAR AMOUNT DEFERRED    AS PERCENT OF
AMOUNT PURCHASED                                         PRICE           INVESTED     PER 1,000 UNITS        PUBLIC OFFERING PRICE
---------------------------------------------  ---------------------  -------------  ----------------------  ---------------------

Less than $250,000...........................             2.75%             2.828%         $    26.00                  1.788%
250,000 - 499,999............................             2.25              2.302               26.00                  1.463
500,000 - 749,999............................             1.75              1.781               26.00                  1.138
750,000 - 999,999............................             1.25              1.266               26.00                  0.813
1,000,000 or more............................             1.00              1.010               26.00                  0.650


     The above graduated sales charges will apply on all purchases on any one day by the same purchaser of Units in this Fund only in the amounts stated. For this purpose purchases during the primary offering period will not be aggregated with concurrent purchases of any other unit trusts sponsored by the Sponsors. Purchases in the secondary market of one or more Series sponsored by the Sponsors which have the same rates of sales charge will be aggregated. Units held in the name of the spouse of the purchaser or in the name of a child of the purchaser under 21 years of age are deemed to be registered in the name of the purchaser. The graduated sales charges are also applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account.

     The initial portion of the sales charge will be reduced to 2.00% of the Public Offering Price for purchases after two years from the Initial Date of Deposit and to 1.50% of the Public Offering Price after three years from the Initial Date of Deposit.

     Employees of certain Sponsors and Sponsor affiliates and non-employee directors of Merrill Lynch & Co. Inc. may purchase Units at a reduced initial sales charge of not less than $5.00 per 1,000 Units.

EVALUATIONS

     Evaluations are determined by the Trustee on each Business Day. This excludes Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If the Securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system (unless the Trustee deems these prices inappropriate) or, if closing sales prices are not available, at the mean between the closing bid and offer prices. If the Securities are not listed or if listed but the principal market is elsewhere, the evaluation is generally determined based on sales prices of the Securities on the over-the-counter market or, if sales prices in that market are not available, on the basis of the mean between current bid and offer prices for the Securities or for comparable securities or by appraisal or by any combination of these methods. Neither the Sponsors nor the Trustee guarantee the enforceability, marketability or price of any Securities.

CERTIFICATES

     Certificates for Units are issued upon request and may be transferred by paying any taxes or governmental charges and by complying with the requirements for redeeming Certificates (see How To Sell Units--Trustee's Redemption of Units). Certain Sponsors collect additional charges for registering and shipping Certificates to purchasers. Lost or mutilated Certificates can be replaced upon delivery of satisfactory indemnity and payment of costs.

HOW TO SELL UNITS

SPONSORS' MARKET FOR UNITS

     You can sell your Units at any time without a fee. The Sponsors (although not obligated to do so) will normally buy any Units offered for sale at the repurchase price next computed after receipt of the order. The Sponsors have maintained secondary markets in Defined Asset Funds for over 20 years. Primarily because of the sales charge and fluctuations in the market value of the Securities, the sale price may be less than the cost of your Units. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices for Units.

     The Sponsors may discontinue this market without prior notice if the supply of Units exceeds demand or for other business reasons. The Sponsors may reoffer or redeem Units repurchased.

TRUSTEE'S REDEMPTION OF UNITS

     You may redeem your Units by sending the Trustee a redemption request. Signatures must be guaranteed by an eligible institution. In certain instances, additional documents may be required such as a certificate of death, trust instrument, certificate of corporate authority or appointment as executor, administrator or guardian. If the Sponsors are maintaining a market for Units, they will purchase any Units tendered at the repurchase price described above. If they do not purchase Units tendered, the Trustee is authorized in its discretion to sell Units in the over-the-counter market if it believes it will obtain a higher net price for the redeeming investor.

     By the seventh calendar day after tender you will be mailed an amount equal to the Redemption Price per Unit. Because of market movements or changes in the Portfolio, this price may be more or less than the cost of your Units. The Redemption Price per Unit is computed each Business Day by adding the value of the Securities, declared but unpaid dividends on the Securities, cash and the value of any other Fund assets; deducting unpaid taxes or other governmental charges, accrued but unpaid Fund expenses, unreimbursed Trustee advances, cash held to redeem Units, for purchase of Securities or for distribution to investors and the value of any other Fund liabilities; and dividing the result by the number of outstanding Units.

     Any investor may, in lieu of cash redemption, request distribution in kind of an amount and value of Securities per Unit equal to the otherwise applicable Redemption Price per Unit, if he would be entitled to receive at least 100 shares of each Security in the Portfolio as part of his distribution. Whole shares of each Security together with cash from the Capital Account equal to any fractional shares to which the investor would be entitled will be paid over to a distribution agent and either held for the account of the investor or disposed of in accordance with instructions of the investor. Any brokerage commissions on sales of Securities in connection with in-kind redemptions will be borne by the redeeming investors. The in-kind redemption option may be terminated by the Sponsors at any time upon prior notice to investors.

     After the initial offering period, the repurchase and cash redemption prices will be reduced to reflect the cost to the Fund of liquidating Securities to meet the redemption.

     If cash is not available in the Fund's Income and Capital Accounts to pay redemptions, the Trustee may sell Securities selected by the Agent for the Sponsors in a manner designed to maintain, to the extent practicable, the proportionate relationship among the number of shares of each Security. These sales are often made at times when the Securities would not otherwise be sold and may result in lower prices than might be realized otherwise and will also reduce the size and diversity of the Fund.

     Redemptions may be suspended or payment postponed if the New York Stock Exchange is closed other than for customary weekend and holiday closings, if the SEC determines that trading on that Exchange is restricted or that an emergency exists making disposal or evaluation of the Securities not reasonably practicable, or for any other period permitted by the SEC.

INCOME, DISTRIBUTIONS AND REINVESTMENT

INCOME AND DISTRIBUTIONS

     The net annual income per Unit will depend primarily upon the amount of dividends declared and paid by the issuers of the Securities and changes in the expenses of the Fund and, to a lesser degree, upon the level of purchases of additional Securities and sales of Securities. There is no assurance that dividends on the Securities will continue at their current levels or be declared or paid.

     Each Unit receives an equal share of monthly distributions of dividend income. Because dividends on the Securities are not received at a constant rate throughout the year, any income distribution may be more or less than the amount then credited to the Income Account. Dividends payable to the Fund are credited to an Income Account, as of the date on which the Fund is entitled to receive the dividends, and other receipts are credited to a Capital Account. A Reserve Account may be created by withdrawing from the Income and Capital Accounts amounts considered appropriate by the Trustee to reserve for any material amount that may be payable out of the Fund. Funds held by the Trustee in the various accounts do not bear interest. Subject to the Reinvestment Plan, the Monthly Income Distribution for each investor shall consist of an amount, computed monthly by the Trustee, substantially equal to one-twelfth of the investor's pro rata share of the estimated annual income to the Income Account after deducting estimated expenses. There is no assurance that actual distributions will be made since all dividends received may be used to pay expenses. The distributable balance in the Capital Account per Unit (other than capital gains) as of any particular record day will be distributed on or shortly after the related distribution day to the holders of record on that record day, provided that no distribution from the Capital Account is required unless the distributable balance therein (excluding capital gains) is at least $5.00 per 1,000 Units.

     An amount equal to any capital gain net income (i.e. the excess of capital gains over capital losses recognized by the Fund in any taxable year will be distributed shortly after the end of the year. In order to meet certain tax requirements the Fund may make a special distribution of income, including capital gains, to holders of record as of a date in December. Proceeds received from the disposition of any of the Securities which are not used to make the distribution of capital gain net income, for redemption of Units or reinvested in additional Securities will be held in the Capital Account to be distributed on the next succeeding distribution day.

REINVESTMENT

     Income and principal distributions on Units may be reinvested by participating in the Fund's reinvestment plan. Under the plan, the Units acquired for investors will be either Units already held in inventory by the Sponsors or new Units created by the Sponsors' deposit of additional Securities, contracts to purchase additional Securities or cash (or a bank letter of credit in lieu of cash) with instructions to purchase additional Securities. Purchases made pursuant to the Reinvestment Plan will be made without initial sales charge at the net asset value for Units of the Fund (but will be subject to subsequently deducted deferred sales charges). Under the Reinvestment Plan, the Fund will pay the distributions to the Trustee which in turn will purchase for the investor full and fractional Units of the Fund at the price determined as of the close of business on the distribution day and will add the Units to the investor's account and send the investor an account statement reflecting the reinvestment. The Sponsors reserve the right to amend, modify or terminate the reinvestment plan at any time without prior notice. Investors holding Units in 'street name' should contact their broker, dealer or financial institution to determine whether they may participate in the reinvestment plan.

FUND EXPENSES

INITIAL EXPENSES

     The fee to be paid to the REIT Consultant, Cohen & Steers, in connection with the use of its research in the selection of the initial REITs for the Fund, will be paid by the Underwriting Account at no charge to the Fund. All or a portion of certain other expenses incurred in establishing the Fund, including the cost of the initial preparation of documents relating to the Fund, Federal and State registration fees, the initial fees and expenses of the Trustee, legal expenses and other out-of-pocket expenses will be paid by the Fund and amortized over the life of the Fund. Advertising and selling expenses will be paid from the Underwriting Account at no charge to the Fund.

FEES

     Estimated annual Fund expenses are listed in Part A of the Prospectus; if actual expenses exceed the estimate, the excess will be borne by the Fund. The annual fee to be paid by the Fund to the REIT Consultant for performing ongoing research on the REITs in the Fund and the REIT industry generally shall be the amount set forth in Part A of the Prospectus, based on the number of units outstanding approximately five Business Days prior to each date of payment. The Trustee's annual fee is payable in monthly installments. The Trustee also benefits when it holds cash for the Fund in non-interest bearing accounts. Possible additional charges include Trustee fees and expenses for extraordinary services, costs of indemnifying the Trustee and the Sponsors, costs of action taken to protect the Fund and other legal fees and expenses, Fund termination expenses and any governmental charges. The Trustee has a lien on Fund assets to secure reimbursement of these amounts and may sell Securities for this purpose if cash is not available. The Sponsors receive an annual fee of a maximum of $0.35 per 1,000 Units to reimburse them for the cost of providing Portfolio supervisory services to the Fund. While the fee may exceed their costs of providing these services to the Fund, the total supervision fees from all Series of Equity Income Fund will not exceed their costs for these services to all of those Series during any calendar year. The Sponsors may also be reimbursed for their costs of providing bookkeeping and administrative services to the Fund, currently estimated at $0.10 per 1,000 Units. The Trustee's and Sponsors' fees may be adjusted for inflation without investors' approval.

     Defined Asset Funds can be a cost-effective way to purchase and hold investments. Annual operating expenses are generally lower than for managed funds. Because Defined Asset Funds have no management fees, limited transaction costs and no ongoing marketing expenses, operating expenses are generally less than 0.25% a year. When compounded annually, small differences in expense ratios can make a big difference in your investment results.

TAXES

TAXATION OF THE PORTFOLIO

     The Portfolio intends to qualify for and elect the special tax treatment applicable to 'regulated investment companies' under Sections 851-855 of the Internal Revenue Code of 1986, as amended (the 'Code'). Qualification and election as a 'regulated investment company' involve no supervision of investment policy or management by any government agency. If the Portfolio qualifies as a 'regulated investment company' and distributes to investors 90% or more of its taxable income, excluding its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to Federal income tax on the portion of its taxable income (including any net capital gain) it distributes to investors in a timely manner. In addition, the Portfolio will not be subject to the 4% excise tax on certain undistributed income of 'regulated investment companies' to the extent it distributes to investors in a timely manner at least 98% of its taxable income (including any net capital gain). It is anticipated that the Portfolio will not be subject to Federal income tax or the excise tax, because the Indenture requires the distribution of the Portfolio's taxable income (including any net capital gain) in a timely manner. Although all or a portion of the Portfolio's taxable income (including any net capital gain) for any calendar year may be distributed shortly after the end of the calendar year, such a distribution will be treated for Federal income tax purposes as having been received by investors during the calendar year.

DISTRIBUTIONS

     Distributions to investors of the Portfolio's dividend income and net short-term capital gain in any year will generally be taxable as ordinary income to investors to the extent of the Portfolio's taxable income (other than taxable income attributable to its net capital gain) for that year. Distributions in excess of the Portfolio's taxable income will be treated as a return of capital and will reduce the investor's basis in his Units and, to the extent that such distributions exceed his basis, will be treated as a gain from the sale of his Units as discussed below. It is anticipated that substantially all of the distributions of the Portfolio's net capital gains will be designated as capital gain dividends and that the Portfolio's dividend income and net short-term capital gain will be taxable as ordinary income to investors. Distributions that are taxable as ordinary income to investors will constitute dividends for Federal income tax purposes but will not be eligible for the dividends-received deduction.

     Under the recently enacted Taxpayer Relief Act of 1997, investors who are individuals and have held their Units for more than 18 months may be entitled to a 20% maximum federal tax rate for gains from the sale of their Units. Prior to the issuance of relevant regulations, it is not certain whether or how the 20% maximum rate will be available with respect to capital gain dividends paid by the Portfolio. Investors should consult their own tax advisers in this regard.

     Distributions of the Portfolio's net capital gain that are designed as capital gain dividends by the Portfolio will be taxable to investors as long-term capital gain, regardless of the time the investor has held his Units. However, if the Portfolio were to terminate in less than one year, the Portfolio would not distribute any capital gain dividends. An investor, other than a dealer in securities, will generally recognize capital gain or loss when the investor disposes of his Units (by sale, redemption or otherwise). In the case of a distribution of Securities to an investor upon redemption of his Units, gain or loss will generally be recognized in an amount equal to the difference between the investor's tax basis in his Units and the fair market value of the Securities received in redemption. Net capital gain may be taxed at a lower rate than ordinary income for certain individuals and other non-corporate taxpayers. Any such capital gain or loss asset is long-term if the asset is held for more than one year and short-term if held one year or less. However, any capital loss on the sale or redemption of a Unit that an investor has held for six months or less will be a long-term capital loss to the extent of any capital gain dividends previously distributed to the investor by the Portfolio. The deduction of capital loss is subject to limitations.

     The investor's basis in his Units will be equal to the cost of his Units, including the initial sales charge. A portion of the sales charge is deferred until the termination of the Portfolio or the redemption of the Units. The proceeds received by an investor upon such event will reflect deduction of the deferred amount. The relevant tax reporting forms received by investors will reflect the actual amounts paid to them, net of the deferred sales charge. Accordingly, investors should not increase their basis in their Units by the deferred sales charge amount.

     Investors will be taxed in the manner described above regardless of whether distributions from the Portfolio are actually received by the investor or are reinvested pursuant to the reinvestment plan. The Federal tax status of each year's distributions will be reported to investors and to the Internal Revenue Service. The Portfolio intends to report to each investor, no later than January 31, the amount of distributions to that investor. However, the Fund does not expect to receive until February information from the REITs as to the tax status of these distributions, after receiving which, the Fund will report the information as promptly as practicable to investors.

     The foregoing discussion summarizes only certain U.S. Federal income tax consequences of an investment in Units by investors who are U.S. persons, as defined in the Code. Foreign investors (including nonresident alien individuals and foreign corporations) not engaged in U.S. trade or business (i) will generally be subject to 30% withholding tax (or lower applicable treaty rate) on dividend distributions by the Portfolio (other than capital gain dividends) but
(ii) generally should not be subject to withholding tax under the Foreign Investment in Real Property Tax Act ('FIRPTA') with respect to gain arising from the sale or redemption of Units. In addition, based upon advice of counsel as to existing law, the Trustee does not intend to withhold under FIRPTA on distributions of the Fund's net capital gain (designated as capital gain by the Fund). Investors may be subject to taxation in New York or in other U.S. or foreign jurisdictions and should consult their own tax advisers in this regard.

RETIREMENT PLANS

     This Series of Equity Investor Fund may be well suited for purchase by Individual Retirement Accounts ('IRAs'), Keogh plans, pension funds and other qualified retirement plans, certain of which are briefly described below. Generally, capital gains and income received in each of the foregoing plans are exempt from Federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special 5 or 10 year averaging (prior to the year 2000) or tax-deferred rollover treatment. Investors in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions. Investors considering participation in any of these plans should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any of these plans. These plans are generally offered by brokerage firms, including the Sponsor of this Portfolio, and other financial institutions. Fees and charges with respect to such plans may vary.

     Retirement Plans for the Self-Employed--Keogh Plans. Units may be purchased by retirement plans established for self-employed individuals, partnerships or unincorporated companies ('Keogh plans'). The assets of a Keogh plan must be held in a qualified trust or other arrangement which meets the requirements of the Code. Keogh plan participants may also establish separate IRAs (see below) to which they may contribute up to an additional $2,000 per year ($4,000 in a spousal account).

     Individual Retirement Account--IRA. Any individual can make use of a qualified IRA arrangement for the purchase of Units. Any individual (including one covered by an employer retirement plan) can make a contribution in an IRA equal to the lesser of $2,000 ($4,000 in a spousal account) or 100% of earned income; such investment must be made in cash. However, the deductible amount of a contribution by an individual covered by an employer retirement plan will be reduced if the individual's adjusted gross income exceeds $25,000 (in the case of a single individual), $40,000 (in the case of a married individual filing a joint return) or $200 (in the case of a married individual filing a separate return). Under the recently enacted Taxpayer Relief Act of 1997, these income threshholds will gradually be increased to $50,000 for a single individual and $80,000 for a married individual filing jointly by the year 2004. Certain transactions which are prohibited under Section 408 of the Code will cause all or a portion of the amount in an IRA to be deemed to the distributed and subject to tax at that time. Unless nondeductible contributions were made in 1987 or a later year, all distributions from an IRA will be treated as ordinary income but generally are eligible for tax-deferred rollover treatment. Taxable distributions made before attainment of age 59 1/2, except in the case of the participant's death or disability or where the amount distributed is part of a series of substantially equal periodic (at least annual) payments that are to be made over the life expectancies of the participant and his or her beneficiary, are generally subject to a surtax in an amount equal to 10% of the distribution. Under the Taxpayer Relief Act of 1997 the 10% surtax will be waived for withdrawals for certain educational and first-time homebuyers expenses. The Taxpayer Relief Act also provides, subject to certain income limitations, for a special type of IRA under which contributions would be non-deductible but distributions would be tax-free if the account were held for at least five years and the account holder was aged at least 59 1/2 at the time of distribution.

     Corporate Pension and Profit-Sharing Plans. A pension or profit-sharing plan for employees of a corporation may purchase Units.

RECORDS AND REPORTS

     The Trustee keeps a register of the names, addresses and holdings of all investors. The Trustee also keeps records of the transactions of the Fund, including a current list of the Securities and a copy of the Indenture, which may be inspected by investors at reasonable times during business hours.

     With each distribution, the Trustee includes a statement of the amounts of income and any other receipts being distributed. Following the termination of the Fund, the Trustee sends each investor of record a statement summarizing transactions in the Fund's accounts including amounts distributed from them, identifying Securities sold and purchased and listing Securities held and the number of Units outstanding at termination and stating the Redemption Price per 1,000 Units at termination, and the fees and expenses paid by the Fund, among other matters. Fund accounts will be audited at least annually by independent accountants selected by the Sponsors and the report of the accountants will be available from the Trustee on request.

TRUST INDENTURE

     The Fund is a 'unit investment trust' created under New York law by a Trust Indenture among the Sponsors and the Trustee. This Prospectus summarizes various provisions of the Indenture, but each statement is qualified in its entirety by reference to the Indenture.

     The Indenture may be amended by the Sponsors and the Trustee without consent by investors to cure ambiguities or to correct or supplement any defective or inconsistent provision, to make any amendment required by the SEC or other governmental agency or to make any other change not materially adverse to the interest of investors (as determined in good faith by the Sponsors). The Indenture may also generally be amended upon consent of investors holding 51% of the Units. No amendment may reduce the interest of any investor in the Fund without the investor's consent or reduce the percentage of Units required to consent to any amendment without unanimous consent of investors. Investors will be notified of the substance of any amendment.

     The Trustee may resign upon notice to the Sponsors. It may be removed by investors holding 51% of the Units at any time or by the Sponsors without the consent of investors if it becomes incapable of acting or bankrupt, its affairs are taken over by public authorities, or if under certain conditions the Sponsors determine in good faith that its replacement is in the best interest of the investors. The resignation or removal becomes effective upon acceptance of appointment by a successor; in this case, the Sponsors will use their best efforts to appoint a successor promptly; however, if upon resignation no successor has accepted appointment within 30 days after notification, the resigning Trustee may apply to a court of competent jurisdiction to appoint a successor.

     Any Sponsor may resign so long as one Sponsor with a net worth of $2,000,000 remains. A new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If there is only one Sponsor and it fails to perform its duties or becomes incapable of acting or bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor at reasonable rates of compensation, terminate the Indenture and liquidate the Fund or continue to act as Trustee without a Sponsor. Merrill Lynch, Pierce, Fenner & Smith Incorporated has been appointed as Agent for the Sponsors by the other Sponsors.

     The Sponsors and the Trustee are not liable to investors or any other party for any act or omission in the conduct of their responsibilities absent bad faith, willful misfeasance, negligence (gross negligence in the case of a Sponsor) or reckless disregard of duty. The Indenture contains customary provisions limiting the liability of the Trustee.

MISCELLANEOUS

LEGAL OPINION

     The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors.

AUDITORS

     The Statement of Condition in Part A of the Prospectus was audited by Deloitte & Touche LLP, independent accountants, as stated in their opinion. It is included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.

TRUSTEE

     The Trustee and its address are stated on the back cover of the Prospectus. The Trustee is subject to supervision by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and either the Comptroller of the Currency or state banking authorities.

SPONSORS

     The Sponsors are listed on the back cover of the Prospectus. They may include Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned subsidiary of Merrill Lynch Co. Inc.; Smith Barney Inc., an indirect wholly-owned subsidiary of The Travelers Inc.; PaineWebber Incorporated, a wholly-owned subsidiary of PaineWebber Group Inc.; Prudential Securities Incorporated, an indirect wholly-owned subsidiary of the Prudential Insurance Company of America, and Dean Witter Reynolds, Inc., a principal operating subsidiary of Dean Witter Discover & Co. Each Sponsor, or one of its predecessor corporations, has acted as Sponsor of a number of series of unit investment trusts. Each Sponsor has acted as principal underwriter and managing underwriter of other investment companies. The Sponsors, in addition to participating as members of various selling groups or as agents of other investment companies, execute orders on behalf of investment companies for the purchase and sale of securities of these companies and sell securities to these companies in their capacities as brokers or dealers in securities.

PUBLIC DISTRIBUTION

     During the initial offering period and thereafter to the extent additional Units continue to be offered for sale to the public by means of this Prospectus, Units will be distributed directly to the public by this Prospectus at the Public Offering Price determined in the manner provided above or to selected dealers who are members of the National Association of Securities Dealers, Inc. at a concession not in excess of the maximum sales charge. The Sponsors intend to qualify Units for sale in all states in which qualification is deemed necessary through the Underwriting Account and by dealers who are members of the National Association of Securities Dealers, Inc.. The Sponsors do not intend to qualify Units for sale in any foreign countries and this Prospectus does not constitute an offer to sell Units in any country where Units cannot lawfully be sold.

UNDERWRITERS' AND SPONSORS' PROFITS

     Upon sale of the Units, the Underwriters will be entitled to receive sales charges; each Underwriters' interest in the Underwriting Account will depend on the number of Units acquired through the issuance of additional Units. The Sponsors also realize a profit or loss on deposit of the Securities equal to the difference between the cost of the Securities to the Fund (based on the aggregate value of the Securities on their date of deposit) and the purchase price of the Securities to the Sponsors plus commissions payable by the Sponsors. In addition, a Sponsor or Underwriter may realize profits or sustain losses on Securities it deposits in the Fund which were acquired from underwriting syndicates of which it was a member. During the initial offering period, the Underwriting Account also may realize profits or sustain losses as a result of fluctuations after the initial date of deposit in the Public Offering Price of the Units. In maintaining a secondary market for Units, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy Units and the prices at which they resell these Units (which include the sales charge) or the prices at which they redeem the Units. Cash, if any, made available by buyers of Units to the Sponsors prior to a settlement date for the purchase of Units may be used in the Sponsors' businesses to the extent permitted by Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsors.

PERFORMANCE INFORMATION

     Information on the performance of the Fund for various periods, on the basis of changes in Unit price plus the amount of dividends and capital gains reinvested, may be included from time to time in advertisements, sales literature, reports and other information furnished to current or prospective Holders. Total return figures are not averaged, and may not reflect deduction of the sales charge, which would decrease the return. Average annualized return figures reflect deduction of the maximum sales charge. No provision is made for any income taxes payable.

     Past performance of any series may not be indicative of results of future series. Fund performance may be compared to the performance of the Dow Jones Industrial Average, the S&P 500 Composite Price Stock Index, the S&P MidCap 400 Index, or performance data from publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, The New York Times, U.S. News and World Report, Barron's, Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine. Performance of the Securities may be compared in sales literature to performance of the S&P 500 Stock Price Composite Index, to which may be added by year various national and international political and economic events, and certain milestones in price and market indicators and in offerings of Defined Asset Funds. This performance may also be compared for various periods with an investment in short-term U.S. Treasury securities; however, the investor should bear in mind that Treasury securities are fixed income obligations, having the highest credit characterisitics, while the Securities involve greater risk because they have no maturities, and income thereon is subject to the financial condition of, and declaration by, the issuers.

DEFINED ASSET FUNDS

     For decades informed investors have purchased unit investment trusts for dependability and professional selection of investments. Defined Asset Funds' philosophy is to allow investors to 'buy with knowledge' (because, unlike managed funds, the portfolio is relatively fixed) and 'hold with confidence' (because the portfolio is professionally selected and regularly reviewed). Defined Asset Funds offers an array of simple and convenient investment choices, suited to fit a wide variety of personal financial goals--a buy and hold strategy for capital accumulation, such as for children's education or retirement, or attractive, regular current income consistent with the preservation of principal. Unit investment trusts are particularly suited for the many investors who prefer to seek long-term profits by purchasing sound investments and holding them, rather than through active trading. Few individuals have the knowledge, resources or capital to buy and hold a diversified portfolio on their own; it would generally take a considerable sum of money to obtain the breadth and diversity that Defined Asset Funds offer. Your investment objectives may call for a combination of Defined Asset Funds.

     One of the most important investment decisions you face may be how to allocate your investments among asset classes. Diversification among different kinds of investments can balance the risks and rewards of each one. Most investment experts recommend stocks for long-term capital growth. Long-term corporate bonds offer relatively high rates of interest income. By purchasing both defined equity and defined bond funds, investors can receive attractive current income, as well as growth potential, offering some protection against inflation. From time to time various advertisements, sales literature, reports and other information furnished to current or prospective investors may present the average annual compounded rate of return of selected asset classes over various periods of time, compared to the rate of inflation over the same periods.

EXCHANGE OPTION

     You may be able to exchange Fund Units for units of certain other Defined Asset Funds subject only to a reduced sales charge or to any of the remaining deferred sales charges, as applicable.

     To make an exchange, you should contact your financial professional to find out what suitable exchange funds are available and to obtain a prospectus. You may acquire units of only those exchange funds in which the Sponsors are maintaining a secondary market and which are lawfully for sale in the state where you reside. Except for the reduced sales charge, an exchange is a taxable event normally requiring recognition of any gain or loss on the units exchanged. However, the Internal Revenue Service may seek to disallow a loss if the portfolio of the units acquired is not materially different from the portfolio of the units exchanged; you should consult your own tax advisor. If the proceeds of units exchanged are insufficient to acquire a whole number of exchange fund units, you may pay the difference in cash (not exceeding the price of a single unit acquired).

     As the Sponsors are not obligated to maintain a secondary market in any series, there can be no assurance that units of a desired series will be available for exchange. The Exchange Option may be amended or terminated at any time without notice.

SUPPLEMENTAL INFORMATION

     Upon writing or calling the Trustee shown on the back cover of this Prospectus, investors will receive without charge supplemental information about the Fund, which has been filed with the SEC. The supplemental information includes more detailed disclosure about the types of securities that may be part of the Portfolio and general information about the structure and operation of the Fund.

                                                  DEFINED
                             ASSET FUNDSSM


SPONSORS:                          EQUITY INVESTOR FUND
Merrill Lynch,                     CONCEPT SERIES
Pierce, Fenner & Smith IncorporatedREAL ESTATE INCOME FUND--2
Defined Asset Funds                PROSPECTUS PART A
P.O. Box 9051                      This Prospectus consists of a Part A and a
Princeton, NJ 08543-9051           Part B. This Prospectus does not contain all
(609) 282-8500                     of the information with respect to the
Smith Barney Inc.                  investment company set forth in its
Unit Trust Department              registration statement and exhibits relating
388 Greenwich Street--23rd Floor   thereto which have been filed with the
New York, NY 10013                 Securities and Exchange Commission,
(212) 816-4000                     Washington, D.C. under the Securities Act of
Prudential Securities Incorporated 1933 and the Investment Company Act of 1940,
One New York Plaza                 and to which reference is hereby made. Copies
New York, NY 10292                 of filed material can be obtained from the
(212) 778-6164                     Public Reference Section of the Commission,
Dean Witter Reynolds Inc.          450 Fifth Street, N.W., Washington, D.C.
Two World Trade Center--59th Floor 20549 at prescribed rates. The Commission
New York, NY 10048                 also maintains a Web site that contains
(212) 392-2222                     information statements and other information
[PaineWebber Incorporated          regarding registrants such as Defined Asset
1200 Harbor Blvd.                  Funds that file electronically with the
Weehawken, NJ 07087                Commission at http://www.sec.gov.
(201) 902-3000]                    ------------------------------
TRUSTEE:                           No person is authorized to give any
The Bank of New York               information or to make any representations
(a New York Banking Corporation)   with respect to this investment company not
Box 974--Wall Street Station       contained in its registration statement and
New York, NY 10268-0974            exhibits relating thereto; and any
1-800-221-7771                     information or representation not contained
                                   therein must not be relied upon as having been authorized. This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                                                                     15331--9/97